VARIABLE INTEREST ENTITY	12 Months Ended
Dec. 31, 2015
VARIABLE INTEREST ENTITY [Abstract]
VARIABLE INTEREST ENTITY

19. VARIABLE INTEREST ENTITY

The equity interests in Daqo New Material, the VIE, are funded by Daqo Group. Daqo New Material was structured to acquire land use rights and to erect certain facilities for the future use of the Group.

The lease agreement with the VIE was structured such that Chongqing Daqo protect Daqo Group from potential losses from Daqo New Material. As a result of this agreement, Chongqing Daqo was the primary beneficiary of Daqo New Material. Lease income and expenses and associated receivables and payables were eliminated upon consolidation as intercompany transactions. Net income of the VIE was reflected as an adjustment to noncontrolling interest. The Group relied on the lease agreements with Daqo New Material for material property, plant and equipment necessary for production. If Daqo New Material fails to perform or terminates the lease agreement for any reason, including, for example, due to its breach of the agreement or the unavailability of any required governmental approvals, or if it refuses to extend or renew the lease agreement when the agreement expires, and the Group cannot find an immediately available alternative source for leasing similar property, plant and equipment, then the Group's ability to carry on the operations will be impaired. If Daqo New Material fails to perform its obligations, the Group may need to initiate legal procedures to enforce the agreement.

On December 31, 2013, Chongqing Daqo and Daqo New Material terminated this lease agreement. As a result of the change, Chongqing Daqo no longer has the power to direct the activities that most significantly impact Daqo New Material's operations, and as such Chongqing Daqo ceased to be the primary beneficiary of Daqo New Material and deconsolidated the entity on the date the lease arrangement was terminated, December 30, 2013. No gain or loss was recorded on termination of VIE arrangement. After deconsolidation, Daqo New Material remains a related party of the Group. On January 1, 2014, Chongqing Daqo signed a new operating lease agreement with Daqo New Material with respect to certain limited facilities, including the dining hall, office space and portions of the employee dormitory which it uses for its wafer business located nearby. The term of the lease is three years and the annual rental for these facilities is approximately $1 million.

Daqo New Material leased all of its assets for use in the Group's operations before December 31, 2013. The revenues, operating costs and expenses and net income of the VIE are as follows:

	Year ended December 31,
	2013		2014		2015
Revenues	$	*	$	*	$	*
Operating costs and expenses		$150,147,024	$	*	$	*
Net income (loss)		$(150,147,024)	$	*	$	*

*	The lease term was amended at the beginning of 2013 and reduced the rent to $0 per month and was later terminated on December 30, 2013.